Slade's Ferry Bancorp
                         (formerly Weetamoe Bancorp)

                                  Notice Of

                       Annual Meeting of Stockholders

                                     And

                               Proxy Statement



                                    Date:
                           Monday, April 14, 1997

                                    Time:
                                  7:30 P.M.

                                   Place:
                          Venus de Milo Restaurant
                            75 Grand Army Highway
                             Swansea, MA  02777


--------------------------------------------------------------------------------
                         YOUR VOTE IS VERY IMPORTANT

You are urged to exercise your right by indicating your choices on the enclosed proxy card.  Please date, sign, and promptly return your proxy card in the enclosed postage-paid envelope.  You may, nevertheless, vote in person if you attend the meeting.
--------------------------------------------------------------------------------



                                                                  March 10, 1997


Dear Stockholder,

      You are cordially invited to attend the Annual Meeting of the Stockholders of Slade's Ferry Bancorp to be held on Monday, April 14, 1997 at 7:30 p.m. at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, 02777.

      At the Annual Meeting we will review the activities of the past year and you will be asked to vote upon (1) the election of a Clerk/Secretary of the Corporation and (2) the election of four Class Two Directors of the Corporation to serve for a three-year term.

      It is very important that your shares be represented, whether or not you are able to attend. You are urged to read the enclosed Proxy Statement and the accompanying materials. Please sign and return the enclosed proxy in the postage-paid envelope provided at your earliest convenience, regardless of the number of shares you own. If you attend the Annual Meeting and wish to vote in person, you may withdraw the Proxy upon oral request.

      Your Board of Directors recommends that you vote FOR the election of Peter G. Collias as Clerk/Secretary, and FOR the election of Thomas B. Almy, Peter G. Collias, Edward S. Machado, and William J. Sullivan as Class Two Directors for a term of three years.

      Your Board of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      We look forward to seeing as many stockholders as possible at this meeting.

                                       Sincerely,

                                       /s/ Donald T. Corrigan

                                       Donald T. Corrigan
                                       Chairman of the Board



SLADE'S FERRY BANCORP, 100 Slade's Ferry Avenue, Somerset, Massachusetts 02726
                   TEL (508)675-2121 *** FAX (508)675-1751


                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                       Somerset, Massachusetts  02726
                                (508)675-2121

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock of Slade's Ferry Bancorp

      NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of the Slade's Ferry Bancorp will be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 14, 1997 at 7:30 p.m. local time (the "Meeting") for the following purposes, all as set forth in the attached Proxy Statement.

      1. To elect a Clerk/Secretary of the Corporation to hold office until the next annual meeting of stockholders or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      2. To elect four Class Two Directors, each to hold office until the 2000 Annual Meeting of the stockholders of Slade's Ferry Bancorp or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      3. To consider and act with discretionary authority upon such business, matters or proposals as may properly come before the Meeting and any adjournments thereof.

      Your Board of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      Your attention is called to the accompanying Proxy Statement.

                                       By Order of the Board of Directors,

                                       /s/ Peter G. Collias

                                       Peter G. Collias, Clerk/Secretary


Somerset, Massachusetts
March 10, 1997

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE MAILED PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.


                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                        Somerset, Massachusetts 02726
                                (508)675-2121

                               PROXY STATEMENT
                                   FOR THE
                       ANNUAL MEETING OF STOCKHOLDERS
                               April 14, 1997

      Accompanying this Proxy Statement is a Notice of the Annual Meeting of Stockholders of Slade's Ferry Bancorp to be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 14, 1997 at 7:30 p.m. local time. Also enclosed is a form of proxy for the Meeting and any adjournment thereof. This Proxy Statement and the enclosed form are furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation and are first being sent to stockholders on or about March 10, 1997. The enclosed proxy is for the use of holders of the Corporation's common stock, $.01 par value per share (the "Common Stock"), of record at the close of business on February 28, 1997. Shares cannot be voted at the Meeting unless the owner of record is present to vote or is represented by proxy.

      The solicitation of proxies will be by mail except that further solicitation may be made in writing, by person, or by telephone contact with some stockholders after the original mailing. Such further solicitation will be made by regular employees of the corporation who will not be additionally compensated therefor. All the costs incurred in connection with the solicitation of proxies will be paid by the Corporation.

Date, Time and Place of Annual Meeting
--------------------------------------
      The Annual Meeting of Stockholders will be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 14, 1997 at 7:30 p.m. local time.

Purpose of the Annual Meeting
-----------------------------
      The purpose of the Meeting is: (1) the election of a Clerk/Secretary of the Corporation, (2) the election of four Class Two Directors of the Corporation to serve for a three-year term, and to consider and act with discretionary authority upon such other business, matters or proposals as may properly come before the Meeting and any adjournments thereof.

Stockholders Entitled to Vote Outstanding Shares
------------------------------------------------
      The Board of Directors has fixed the close of business of February 28, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting or any adjournments thereof. Only holders of record of the Corporation's common stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.
However, the legal representative of a deceased stockholder is entitled to vote the shares owned of record by such deceased stockholder.

      At the close of business on the Record Date, there were 2,797,202.019 shares of the Corporation's common stock issued and outstanding. Each stockholder is entitled to one vote for each share owned and a proportionate vote for a fractional share. As of such date, there were approximately 623 holders of record of the Corporation's common stock.

                          PROPOSALS OF STOCKHOLDERS
                          -------------------------

      Any proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Corporation at its principal executive offices not later than November 3, 1997 for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. Any stockholder submitting such a proposal must be the record or beneficial owner of at least $1,000 in market value of Slade's Ferry stock, have held such stock for at least one year and continue to own such stock through the date on which the stockholders' meeting is held. A stockholder may submit no more than one proposal and an accompanying statement of not more than 500 words for inclusion in the Corporation's proxy materials. The Corporation assumes no responsibility for such a proposal or the accompanying statement and may include an opposition statement in the proxy statement if it so chooses. The Corporation may omit proposals and any supportive statement under certain circumstances set forth in SEC Rule 14a-8.

                              VOTING PROCEDURE
                              ----------------

      If you sign, date and return the enclosed proxy in time for the Meeting, your shares will be voted (unless you otherwise instruct) on all matters that may properly come before it. The proxy contains spaces in which you may insert instructions as to how your shares are to be voted with regard to each of the proposals. Your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted FOR the election as Directors of the nominees named herein and FOR the election as Clerk/Secretary of the nominee named herein.

      Your proxy may be revoked at any time before it is exercised. Any stockholder attending the Meeting may vote in person even though he/she may have previously filed a proxy. Your proxy may be revoked by written notice to the Corporation prior to the Meeting or at the Meeting in person prior to a vote.

      The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock of the Corporation is necessary to constitute a quorum for the transaction of business at the Meeting. A quorum being present, the affirmative vote of a majority of the shares present and voting, in person or by proxy, is necessary to approve the election of the class of Directors to be elected, and the election of a Clerk/Secretary of the Corporation. Abstentions are treated as negative votes for purposes of determining whether a majority vote has been received. Broker nonvotes are not considered to be represented by proxy and are not taken into account.

      As of February 28, 1997, the Directors and Executive Officers of the Corporation beneficially owned in the aggregate 21% of the issued and outstanding shares of the Corporation's common stock which may be voted at the Meeting.


                                PROPOSAL ONE

                         Election of Clerk/Secretary

      Under Massachusetts law, the Clerk of the Corporation is to be elected by the stockholders at an annual meeting or special meeting duly called for that purpose. At the Meeting, the stockholders of the Corporation are being asked to elect Attorney Peter G. Collias, the nominee proposed by the Board of Directors, as Clerk/Secretary of the Corporation to serve until the next annual meeting of stockholders, or special meeting in lieu thereof, and until his successor is elected and qualified.

      Mr. Collias is the principal in the law office of Peter G. Collias and has been Clerk/Secretary of the Corporation since its inception and of Slade's Ferry Bank since 1973.

      The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of Peter G. Collias as Clerk/Secretary of the Corporation.


                                PROPOSAL TWO

                       Election of Class Two Directors

      The Bylaws of the Corporation provide that the Board of Directors must consist of at least seven but not more than twenty-five members. All of the Directors must own a certain minimum value of the Corporation's stock. The Corporation's Directors are divided into three approximately equal classes which initially serve staggered terms of one, two and three years and thereafter are elected to three-year terms such that only one class (approximately one-third of the Directors) is elected each year.

      At the Meeting, stockholders of the Corporation are being asked to elect four Class Two Directors of the Corporation to serve until the 2000 annual meeting of stockholders and until their successors are elected or qualified.

      The names of the nominees for Class Two Directors and certain information concerning them are set forth below. All of the nominees are currently Directors of the Corporation and each has consented to serve if elected. If any nominee shall become unavailable for any reason, the shares represented by the enclosed Proxy will be voted in favor of such other person as the Board of Directors of the Corporation may at the time recommend. The table lists the name of each nominee, his age, period of service as a director of the Corporation (and Slade's Ferry Bank), positions with the Corporation (and Slade's Ferry Bank), principal occupation and other directorships held.

                          Positions            Director
                         With Bancorp         of Bancorp      Occupation and
Name                       and Bank         and Bank Since     Directorship
------------------------------------------------------------------------------------

Thomas B. Almy           Director           1/27/64           Architect
958 Regan Road                                                I. T. Almy Associates
Somerset, MA  02726
Age 62

Peter G. Collias         Secretary/Clerk    1/09/73           Attorney - Law Office
254 French Street        Director                             Peter G. Collias
Fall River, MA  02720
Age 65

Edward S. Machado        Director           1/23/68           Retired
125 Perron Avenue                                             Past President of Bank
Somerset, MA  02726
Age 75

William J. Sullivan      Director           2/11/85           President
308 New Boston Road                                           Sullivan Funeral Homes
Fall River, MA  02720
Age 57


The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of the four nominees as Directors of the Corporation.


      The other current members of the Board of Directors, together with their class and the year in which their term expires, who are not up for re-election at this meeting, are as follows:


                             1998 - CLASS THREE


James D. Carey       Francis A. Macomber   Majed Mouded, MD      Bernard T. Shuman
457 Fairway Drive    27 Cypress Road       111 Pontiac Avenue    911 Langley Street
Somerset, MA 02726   Somerset, MA 02726    Somerset, MA 02726    Fall River, MA 02720


                              1999 - CLASS ONE


Donald T. Corrigan   Peter Paskowski       Kenneth R. Rezendes   Charles Veloza
95 Captains Way      113 Cusick Lane       Sammy's Lane          100 Plymouth Blvd.
Somerset, MA 02726   Somerset, MA 02726    Assonet, MA 02702     Westport, MA 02790


                             HONORARY DIRECTORS

      In addition to the Board of Directors, the Corporation also has Honorary Directors. To serve as an Honorary Director, a person must be a former director. Currently, there are no individuals serving as Honorary Director.

                      DIRECTORS AND EXECUTIVE OFFICERS

      The Corporation, as the holding company for Slade's Ferry Bank, has the same board of directors as the Bank and some of its executive officers are also executive officers employed by the Bank. The following table sets forth certain information about the directors and executive officers of the Corporation and the Bank.

                                           Bank and
                              Director    Corporation
                              of Bank        Term        Position or Office with
Name                   Age     Since        Expires      the Bank and the Corporation
----                   ---    --------    -----------    ----------------------------

Thomas B. Almy         62     1964        1997
James D. Carey         54     1988        1998           President and Chief Executive Officer
                                                         of the Bank; Executive Vice President
                                                         of the Corporation
Peter G. Collias       65     1973        1997           Secretary and Clerk of the Bank and
                                                         the Corporation
Donald T. Corrigan     66     1959        1999           Retired; Chairman of the Board of the
                                                         Bank and of the Corporation
Edward S. Machado      75     1968        1997           Retired; former President of the Bank
Francis A. Macomber    67     1980        1998
Majed Mouded, MD       55     1992        1998
Peter Paskowski        73     1971        1999           Retired; former President and Executive
                                                         Vice President of the Bank
Kenneth R. Rezendes    63     1978        1999           President and Chief Executive Officer
                                                         of the Corporation
Bernard T. Shuman      76     1959        1998
William J. Sullivan    57     1985        1997
Charles Veloza         71     1979        1999
Ralph S. Borges        61     ----        ----           Senior Vice President/Treasurer of the
                                                         Bank; Treasurer of the Corporation
Susan R. Hajder        49     ----        ----           Senior Vice President and Operations
                                                         Officer of the Bank
Charlene J. Jarest     46     ----        ----           Vice President/Corporate Services of
                                                         the Bank
Carol A. Martin        51     ----        ----           Senior Vice President and Branch
                                                         Administrator of the Bank
Manuel J. Tavares      49     ----        ----           Senior Vice President and Senior Loan
                                                         Officer of the Bank

--------------------
The following is a description of the business experience during the last 5 years of the Directors and Executive Officers:

Thomas B. Almy: Architect with I. T. Almy Associates of Somerset, Massachusetts since 1963.

James D. Carey: President and Chief Operating Officer of the Bank since 07/01/88 and Chief Executive Officer of the Bank since 01/01/96; Treasurer of the Corporation since its inception to March 12, 1996, and Executive Vice President of the Corporation since March 12, 1996. Mr. Carey was Executive Vice President of the Bank from 05/01/88 to 06/30/88 and Senior Vice President and Chief Financial Officer of First Cheshire National Bank of Keene, New Hampshire from 09/1986 to 05/1988.

Peter G. Collias: Attorney with law firm of Peter G. Collias since 1992; attorney with law firm of McGuire, Collias and Horvitz, Inc. of Fall River, Massachusetts since prior to 1987.

Donald T. Corrigan: Chairman of the Board of Directors of the Bank since 1984 and of the Corporation since March 12, 1996; Chief Executive Officer of the Bank from 1969 to his retirement December 31, 1995; President of the Corporation from its inception in 1989 until March 12, 1996, and President of the Bank from 1969 to 1984. Retired Rear Admiral U.S. Navy Reserve; member and director of Fall River Line Pier, Inc., Incorporator U.S.S. Massachusetts Memorial; Associate Charlton Memorial Hospital; and member of Board of Directors of Independent Bankers Association of America.

Edward S. Machado: President of the Bank from 1984 until his retirement on 12/31/87.

Francis A. Macomber: President, Treasurer and a Director of LeComte's Dairy of Somerset, Massachusetts since prior to 1987.

Majed Mouded: Physician and endocrinologist, Chief of Medicine at St. Anne's Hospital in Fall River, Massachusetts from 1995-1996, on active staff since prior to 1991.

Peter Paskowski: President of the Bank from 01/01/88 until his retirement on 06/30/88 and Executive Vice President of the Bank from 1984 to 1987.

Kenneth R. Rezendes: President of K. R. Rezendes, Inc., a heavy construction firm since 1965. Also President of K. R. Management Corp. and Assonet Land Development Corp. President and Chief Executive Officer of the Corporation since March 12, 1996.

Bernard T. Shuman:  President and Treasurer of Needlecraft Dress
Manufacturing Corporation until his retirement in 1985.

William J. Sullivan: President and Director of Sullivan Funeral Homes, Inc. of Fall River and Somerset, Massachusetts since 1962.

Charles Veloza: President and Director of Charlie's Oil Co., a heating and fuel oil distribution business of Fall River, Massachusetts since 1962.

Ralph S. Borges: Senior Vice President of the Bank since 1991, Treasurer of the Bank since 1987, and Treasurer of the Corporation since March 12, 1996. Employed by Bank since 1969.

Susan R. Hajder: Senior Vice President of the Bank since 1990 and Operations Officer of the Bank since 1986. Employed by Bank since 1973.

Charlene J. Jarest: Vice President/Corporate Services of the Bank since 1993. Employed by Bank since 1991.

Carol A. Martin: Senior Vice President of the Bank since 1996 and Branch Administrator of the Bank since 1989. Employed by the bank since 1963.

Manuel J. Tavares: Senior Vice President and Senior Loan Officer of the Bank since 1989. Employed by Bank since 1987.



       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the information concerning beneficial ownership of the Corporation's common stock by each director and nominee of the Corporation, by the Chief Executive Officer and the executive officers other than the Chief Executive Officer, and by the executive officers and directors as a group as of December 31, 1996.


Name and Address                 Amount and Nature of       Percent
of Beneficial Owner              Beneficial Ownership       of Class
-------------------              --------------------       --------

Directors and Nominees:

Thomas B. Almy                       50,420.503(1)            1.81
958 Regan Road
Somerset, MA  02726

James D. Carey                       19,799.098(2)             .71
457 Fairway Drive
Somerset, MA  02726

Peter G. Collias                     10,810.769(3)             .39
84 North Main Street
Fall River, MA 02722

Donald T. Corrigan                   45,778.262(4)            1.64
95 Captain's Way
Somerset, MA  02726

Edward S. Machado                    27,592.000(5)             .99
125 Perron Avenue
Somerset, MA  02726

Francis A. Macomber                  96,245.941(6)            3.45
27 Cypress Road
Somerset, MA  02726

Majed Mouded MD                      42,622.000(7)            1.53
111 Pontiac Road
Somerset, MA  02726

Peter Paskowski                      20,339.000(8)             .73
113 Cusick Lane
Somerset, MA  02726

Kenneth R. Rezendes                 105,865.805(9)            3.79
P.O. Box 879
Assonet, MA 02702

Bernard T. Shuman                    27,888.491(10)           1.00
911 Langley Street
Fall River, MA 02720

William J. Sullivan                  26,573.204(11)            .95
550 Locust Street
Fall River, MA  02720

Charles Veloza                       89,668.000               3.21
100 Plymouth Blvd.
Westport, MA  02790

NOTES:
------
<F1>  Includes 44,344.797 shares held jointly with Mr. Almy's wife.
<F2>  Includes 6,487.147 shares held jointly with Mr. Carey's wife, 5,983.425 shares held jointly with children, 2,156.521 shares held jointly with another, 2,205.155 shares as custodian for other family members, and
      592.566 shares as custodian for others.
<F3>  Includes 5,862.332 shares held jointly with Mr. Collias' wife.
<F4>  Includes 472 shares held with another family member, 2,916.270 shares held as custodian for other family members, and 11,808.992 shares held as cotrustee in trust for other family members.
<F5>  Includes 19,939 shares held jointly with Mr. Machado's wife, 646 shares held with another family member, 5,864 shares held by wife as custodian for other family members, and 762 shares held by wife jointly with children.
<F6>  Includes 4,390.082 shares held by a pension trust of LeComte's Dairy,
      61,955.093 shares held by Mr. Macomber's wife, and 2,514.282 shares held as custodian for other family members.
<F7>  Includes 41,499 shares held jointly with Dr. Mouded's wife.
<F8>  Includes 14,644 shares held jointly with Mr. Paskowski's wife.
<F9>  Includes 36,811.397 shares held jointly with Mr. Rezendes' wife,
      41,998.257 shares held in IRA with F & Co as custodian, 18,612.893 shares held by wife in IRA with F & Co. as custodian, and 2,284.469 shares held by wife as custodian for other family members.
<F10> Includes 27,674.000 shares held in Shuman Family Irrevocable Trust.
<F11> Includes 13,167.014 shares held jointly with Mr. Sullivan's wife and
      457.288 shares held jointly with children.



EXECUTIVE OFFICERS:


James D. Carey                      See Above                 See Above

Donald T. Corrigan                  See Above                 See Above

Kenneth R. Rezendes                 See Above                 See Above

Ralph S. Borges                       5,789.000                .21
268 Lawton Street
Fall River, MA  02721

Susan R. Hajder                       2,710.081                .10
9 Bark Circle
Swansea, MA  02777

Charlene J. Jarest                    1,537.247                .06
14 Apple Hill Drive
Cranston, RI  02921

Carol A. Martin                       6,651.604                .24
130 George Street
Somerset, MA  02726

Manuel J. Tavares                     3,906.490                .14
P.O. Box 1401
Westport, MA  02790

All Executive Officers and          584,197.495              20.95
Directors as a Group


      The directors and executive officers of the Corporation are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 as a result of the required registration of the Corporation's Common Stock under that Act. Regulations under the Act require that each director and executive officer file initial reports of beneficial holdings of the Corporation's securities, periodic reports of any changes in beneficial holdings and annual reports except where all required transactions have previously been reported. All of the required reports have been filed with the SEC.


             THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      A regular directors meeting is held each month and, when necessary, special directors meetings are held. During 1996, the directors held twelve monthly meetings and three special meetings for a total of fifteen meetings. In addition to membership on the board, members may also serve on one or more Standing Committees or subcommittees. The Standing Committees of the Company consist of the Executive Committee, Audit Committee, and Compensation Committee.

      The Executive Committee met twenty-eight times, and generally acts on most matters between meetings of the regular board. Its members are Donald
T. Corrigan, Chairman; Thomas B. Almy, James D. Carey, Edward S. Machado, Peter Paskowski, Kenneth R. Rezendes, Bernard T. Shuman and William J. Sullivan. In the event of extended absences occurring on the Executive Committee, other director(s) serve as temporary replacement(s).

      The Audit Committee is responsible for matters relating to accounting policies, financial reporting, and internal control. It recommends the selection of independent auditors, reviews the audit plan and results of the independent audit, and reviews the audit function practices and findings of the internal audit department. The Audit Committee held four meetings during the past year. Its members are Peter G. Collias, Chairman; Francis
A. Macomber, Peter Paskowski and Charles Veloza.

      The Compensation Committee reviews the compensation and benefits of the executives and officers of the Corporation and the Bank, as well as industry trends in this area. The Committee met four times in 1996. Its members are Kenneth R. Rezendes, Chairman; James D. Carey, Donald T. Corrigan, Francis A. Macomber, and William J. Sullivan. In addition, the members of the Compensation Committee, exclusive of Mr. Carey, also serve on the Stock Option Plan Committee.

      The subcommittees consist of the Community Reinvestment Act (CRA) Committee, Budget Committee, Building Committee, and the Insurance Committee. The Corporation does not have a Nominating Committee.

      The overall attendance at the regular meetings and special meetings was 85%. Directors whose attendance was less than 75% of the total number of meetings of the Board, and committees of which each is a member, were Edward S. Machado, 70%; Peter Paskowski, 74%; Bernard T. Shuman and Charles Veloza, 72%.


                       INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Corporation have selected Shatswell, MacLeod and Company to continue as their independent certified public accountants for 1997. Shatswell, MacLeod and Company is expected to have a representative available at the annual stockholders meeting, who will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                           EXECUTIVE COMPENSATION

      The following table sets forth the dollar value of all compensation paid during the last three fiscal years to the Corporation's and the Bank's highest paid executive officers including the Chief Executive Officer, whose compensation exceeded $100,000:


                         SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION
                                           ------------------------------
                                                                Directors       All Other
                                           Salary     Bonus       Fees       Compensation(1)
Name and Position                  Year      $          $          $                $
-----------------                  ----    ------     -----     ---------    ---------------

James D. Carey                     1996    160,010    15,000        -0-           12,689
President/CEO - Bank;              1995    146,754     8,550     10,840           11,179
Exec. Vice President - Bancorp     1994    139,766     7,927      9,460            2,131

Donald T. Corrigan                 1996        -0-       -0-     10,450           57,018
Chairman of the Board - Bank       1995    117,832     7,950     10,890           54,024
Chairman of the Board - Bancorp    1994    112,221     7,397      9,570           46,235

Kenneth R. Rezendes                1996        -0-       -0-     10,400              -0-
President/CEO - Bancorp            1995        -0-       -0-      9,415              -0-
                                   1994        -0-       -0-      9,530              -0-

<F1>  Includes $10,454 and $9,307 accrued in 1996 and 1995 respectively in connection with the Supplemental Retirement Agreement (SERP) entered into with Mr. Carey in 1995 which provides for the payment to Mr.
      Carey upon his retirement of $2,500 per month for 120 months, and insurance premiums for group life insurance of $2,235, $1,872, and $2,131 for 1996, 1995 and 1994 respectively.

      Includes $51,052, $47,271 and $42,206 accrued in 1996, 1995 and 1994 respectively in connection with the Supplemental Retirement Agreement
      (SERP) entered into with Mr. Corrigan in 1994, which provides for the payment to Mr. Corrigan of $2,148 per month for 120 months and insurance premiums for group life insurance of $5,966, $6,753 and $4,029 for 1996, 1995 and 1994 respectively.

      Directors are paid $200.00 for each Board of Directors meeting attended. In addition, directors are paid $200.00 for each standing committee and subcommittee meeting attended, plus an annual fee of $200.00 for serving on the committee; except for the chairman of such committee, who is paid $400.00 for chairing the committee.

      Salaried directors or employees of the Corporation or the Bank do not receive any fees for attendance at board or committee meetings. The practice of paying directors fees to salaried directors or employees was discontinued January 1, 1996.

      The Corporation adopted a Stock Option Plan in 1996 pursuant to which discretionary grants of options may be made to key employees, including officers, by the Stock Option Plan Committee of the Board of Directors to purchase shares of the Corporation's common stock, and an automatic grant will be made each year of an option for 2000 shares to each eligible non-employee director of the Corporation or its subsidiaries on the day after the Annual Shareholder's Meeting. Each option granted under the Plan is exercisable under the terms of the Plan at a price equal to 100% of the fair market value per share of the common stock on the grant date and is subject to the other terms and conditions of the Plan. No options have been granted under the Plan to date.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain of the Corporation's and Bank's directors, executive officers, and members of their families are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the directors are at present, as in the past, also directors, officers, or stockholders of corporations, trustees of trusts, or members of partnerships which are customers of the Bank, and which have transactions with the Bank in the ordinary course of business. Such transactions with the directors, executive officers, members of their families and with such corporations, trusts, and partnerships were on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability, or present other features unfavorable to the Bank.

      During the fiscal year ended December 31, 1996 and in prior years, the Corporation and/or the Bank retained the legal services of Peter G. Collias, a director and Clerk/Secretary of the Bank and Bancorp; and the legal services of Thomas H. Tucker of McGowan, Engel, Tucker, Garrett & Schultz, who is the son-in-law of Donald T. Corrigan, a Director and Chairman of the Board. The Bank also utilized in 1996 the services of Director Thomas B. Almy of I. T. Almy Associates for architectural services. Various goods and materials were also purchased from Charlie's Oil Company, of which Director Charles Veloza is President, and from LeComte's Dairy, of which Director Francis A. Macomber is President.


                             ADDITIONAL MATTERS

      The Annual Report of the Corporation for the fiscal year ended December 31, 1996, including financial statements, is enclosed herewith.

      As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of stockholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgement.

                                       By Order of the Board of Directors,

                                       /s/ Peter G. Collias

                                       Peter G. Collias
                                       Clerk/Secretary

Dated:  March 10, 1997


        SLADE'S FERRY BANCORP             Proxy Solicited on Behalf of the
     (Formerly Weetamoe Bancorp)                 Board of Directors
       SOMERSET, MASSACHUSETTS               Annual Stockholders Meeting
                                                   April 14, 1997

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The undersigned hereby appoint Donald T. Corrigan, James D. Carey, and
Kenneth R. Rezendes or any one of them as my/our true and lawful attorney, with full power of substitution, for me/us and in my/our name to vote, as designated below, all the shares of common stock of Slade's Ferry Bancorp held of record by the undersigned on February 28, 1997, at the Annual Meeting of the stockholders of said company to be held at the Venus de Milo Restaurant 75 Grand Army Highway, Swansea, Massachusetts on Monday, April 14, 1997 at 7:30 p.m. or at any adjournment thereof, with all powers I/we should possess if personally present, hereby revoking all previous proxies.

For       Against
[ ]         [ ]      (1)  To elect Peter G. Collias as Clerk/Secretary for a
                          term of one year.

[ ]         [ ]      (2)  To elect Thomas B. Almy, Peter G. Collias, Edward
                          S. Machado, and William J. Sullivan as Class Two
                          Directors for a term of three years. (Authority to vote for the election of a specifically named individual may be withheld by crossing out the name of such individual.)

(3) In their discretion, the proxies are authorized to consider and act upon such other business matters or proposals as may properly come before the meeting.

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The shares represented by the proxy will be voted as directed by the undersigned. It is the intention of proxies to vote "FOR" the proposals set forth under Items 1 and 2 if no contrary instruction is indicated.
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                   Signature                Date


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                   Signature                Date

Please date, sign  In signing, please write name(s)        MAILING INSTRUCTIONS
and return this    exactly as appearing in the imprint     - Fold the form
proxy in the       on this proxy. If signing as Executor,  along lines as
enclosed envelope  or in any other representative          indicated and
promptly.          capacity, or as an officer of a         insert in the
                   corporation, please indicate your full  envelope provided.
                   title as such.